UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2023
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Joby Aviation, Inc.
(Exact name of registrant as specified in its charter)
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Delaware			001-39524	98-1548118
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 Encinal Street

Santa Cruz	,	California		95060
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (831) 201-6700
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2023, the Board of Directors (the “Board”) of Joby Aviation, Inc. (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately.
Among other things, the Amended and Restated Bylaws:
•revise provisions regarding notice of an adjournment of a meeting of stockholders to align with recent changes to the Delaware General Corporation Law (the “DGCL”);
•address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended;
•provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board;
•removed the provision requiring a list of stockholders entitled to vote at a meeting of stockholders to be produced at such meeting, which is no longer required under the DGCL;
•removed provisions related to the lock-up of shares of common stock issued as consideration to the stockholders of Joby Aero, Inc. in connection with the merger of RTP Merger Sub Inc. with and into Joby Aero, Inc. on August 10, 2021 (the “Transaction”), as such lock-up restrictions expired 180 days after the closing of the Transaction; and
•clarified that provisions related to suspension of non-citizen voting rights apply only if the Company is subject to the requirements that an air carrier be a “citizen of the United States” (as defined in Section 40102 of Subtitle VII of Title 49 of the United States Code, as amended from time to time, and the administrative interpretations thereof).

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Joby Aviation, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	September 21, 2023	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer